Exhibit 10.3
PREPAYMENT, COVENANT TERMINATION AND RELEASE AGREEMENT
     PREPAYMENT, COVENANT TERMINATION AND RELEASE AGREEMENT, dated as of August 16, 2006, by and among Value City Department Stores LLC, an Ohio limited liability company (“Value City” or “Borrower”), Gramex Retail Stores, Inc., a Delaware corporation (“Gramex”), Filene’s Basement, Inc., a Delaware corporation (“Filene’s”), GB Retailers, Inc. a Delaware corporation (“GB”), Value City of Michigan, Inc., a Michigan corporation (“VC Michigan”), J.S. Overland Delivery, Inc. (“Overland”), Value City Department Stores Services, Inc. (“Services”), Retail Ventures, Inc., an Ohio corporation (the “Parent”), Retail Ventures Jewelry, Inc., an Ohio corporation (“RV Jewelry”), Retail Ventures Services, Inc., an Ohio corporation (“RV Services”), Retail Ventures Licensing, Inc., a Delaware corporation (“RV Licensing”), and Retail Ventures Imports, Inc. (formerly known as VC Acquisition, Inc.), an Ohio corporation (“Imports”, and together with Gramex, Filene’s, GB, VC Michigan, Overland, Services, the Parent, RV Jewelry, RV Licensing and RV Services, each a “Guarantor” and collectively, the “Guarantors”, and together with the Borrower, each a “Loan Party”, and collectively, the “Loan Parties”), the lenders currently party to the Financing Agreement referred to below (each a “Lender” and collectively, the “Lenders”) and Cerberus Partners, L.P., a limited partnership formed under the laws of the State of Delaware (“CPLP”), as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”).
WITNESSETH:
     WHEREAS, the Borrower, the Guarantors, the Agent and the Lenders are parties to a Second Amended and Restated Senior Loan Agreement dated as of July 5, 2005 (as amended through the date hereof, the “Financing Agreement”), pursuant to which the Lenders have made loans to the Borrower (the “Loans”);
     WHEREAS, the obligations of the Loan Parties to the Agent and Lenders in respect of the Financing Agreement and the Loan Documents (as defined in the Financing Agreement) are guaranteed and secured pursuant to the terms of the Financing Agreement and the other Loan Documents;
     WHEREAS, simultaneously with the execution and delivery of this Agreement, the Borrower is prepaying $49,500,000 of the Loans under the Financing Agreement (such payment the “Prepayment” and the Loans prepaid, the “Prepaid Loans”)) and satisfying all of the other obligations of the Borrower and the Guarantors to the Lenders and the Agent under the other Loan Documents (other than the Restated Financing Agreements (as hereinafter defined, the Convertible Warrants and the Warrants (collectively, the “Outstanding Warrants”), the Registration Rights Agreement and the DSW Registration Rights Agreement (each as defined in the Financing Agreement);
     NOW, THEREFORE, in consideration of the premises and agreements herein and the Prepayment and the satisfaction of the other obligations, the Borrower, the Guarantors, the Agent and the Lenders hereby agree as follows:

     1. Capitalized terms used and not otherwise defined herein have the respective meanings assigned to them in the Financing Agreement.
     2. As of the date hereof, (i) the accrued and unpaid interest on the Prepaid Loans is $206,250; (ii) the amount of accrued and unpaid fees and expenses (other than fees and expenses of Schulte Roth & Zabel LLP) is $0.00. Assuming no changes in applicable interest rates and no changes in the outstanding principal amount of the Prepaid Loans, the aggregate per diem accrual of such interest and fees is $13,750.00; and (iii) the prepayment premium that the Borrower has agreed to pay with respect to the Prepaid Loans is $3,930,113.49.
     3. The Borrower is obligated to pay to Schulte Roth & Zabel LLP $185,000.00 representing fees and disbursements of counsel to the Agent, which amount shall be paid by wire transfer of immediately available funds pursuant to the wire instructions set forth on Schedule B attached hereto.
     4. The Borrower hereby agrees that the Prepaid Loans, the interest thereon and the fees in connection therewith set forth in paragraph 2 hereof, the prepayment premium set forth in paragraph 2 hereof, the accrued fees and disbursements of counsel to the Agent set forth in paragraph 3 hereof and the accrued fees and disbursements of counsel to Schottenstein Stores Corporation (collectively, the “Prepaid Obligations”) are payable without any deduction, offset, defenses or counterclaim, provided that the prepayment premium is only payable if, and to the extent, that the Borrower actually repays the Prepaid Loans as contemplated herein.
     5. Without recourse and without any representation or warranty of any kind, and subject to the satisfaction of the conditions set forth in paragraph 9 hereof: (a) the Agent and the Lenders hereby acknowledge payment in full of the Prepaid Obligations and hereby terminate all covenants set forth in Article VI and Article VII of the Financing Agreement, (b) each Lender shall execute and deliver a Third Amended and Restated Senior Loan Agreement restating the terms of the Loan remaining outstanding to each Lender, on the terms set forth in Exhibit A (as amended and restated as set forth herein, collectively, the “Restated Financing Agreements”), (c) the Agent and the Lenders hereby terminate each Loan Document (other than the Restated Financing Agreements, the Outstanding Warrants, the Registration Rights Agreement and the DSW Registration Rights Agreement), (d) the Agent and the Lenders hereby acknowledge and agree that any and all liens, security interests or other charges or encumbrances in favor of the Agent and the Lenders arising under the Financing Agreement, any Loan Documents or any other documents securing the Financing Agreement (collectively, the “Financing Agreement Liens”) are hereby automatically released and terminated without any further action on the part of the Agent and Lenders, (e) the Agent and the Lenders hereby acknowledge and agree that each Guarantor is hereby irrevocably released and discharged from its Guaranty and from its liability for any Guaranteed Obligations, (f) (i) the Borrower and Guarantors hereby release and discharge the Agent, the Lenders, and their respective participants, if any, and their successors and assigns, from all claims, demands, accounts and actions that they at any time had or have or that they or their successors and assigns hereinafter may have against the Agent or the Lenders by reason of any account, cause or matter (the “Claims”) arising out of the Financing Agreement and the other Loan Documents (other than the Restated Financing Agreements, the Outstanding Warrants, the Registration Rights Agreement and the DSW Registration Rights Agreement) and except to the extent arising out of this

Agreement; and (ii) as to each and every claim released hereunder, the Borrower and each Guarantor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and (g) the Agent and Lenders hereby release the Borrower and the Guarantors from all Claims arising out of the Financing Agreement and the other Loan Documents (other than the Restated Financing Agreements, the Outstanding Warrants, the Registration Rights Agreement and DSW Registration Rights Agreement) except to the extent arising out of this Agreement and any provision in any of the aforementioned documents which by its terms expressly survives the termination thereof. Nothing contained herein shall be deemed to be a termination of, or a release of any claims or obligations under this Agreement, any Restated Financing Agreement, any Outstanding Warrant, the Registration Rights Agreement or the DSW Registration Rights Agreement. For the avoidance of doubt, the parties hereby acknowledge and agree that neither the Stock Pledge Agreement entered into in accordance with Section 9(d) hereof nor the Account Control agreement entered into in accordance with Section 9(e) hereof, are Loan Documents and all parties agree that such documents are not terminated by this Agreement.
     6. Following the satisfaction of the conditions set forth in paragraph 9 hereof, the Agent and Lenders, as appropriate (a) hereby authorize the Borrower and its counsel to file or cause to be filed, UCC termination statements (the “Termination Statements”) to terminate those UCC financing statements listed in Schedule C attached hereto, together with any others hereafter identified to the Agent by the Borrower as securing the Obligations under the Financing Agreement, (b) will promptly (i) cause to be delivered to the Borrower (or to another Person designated by the Borrower), the stock certificate(s) representing the shares of stock of DSW pledged to the Agent and the Lenders pursuant to the Pledge Agreement and the executed stock power(s) related thereto, and (ii) deliver to the Revolving Credit Facility Agent, the stock certificates representing the shares of the other Loan Parties pledged to the Agent and the Lenders pursuant to the Pledge Agreement and the executed stock powers related thereto as set forth in Schedule D attached hereto (collectively, the “Pledged Collateral”), together with any others hereafter identified to the Agent by the Borrower as securing the Obligations under the Financing Agreement, (c) promptly execute and deliver to the Borrower (or to another Person designated by the Borrower) the Releases (Trademark) and the Release (Patent) in the form of Exhibit B hereto (the “Intellectual Property Releases”), terminating the Agent’s and the Lenders’ interests in each Loan Party’s trademarks and patents, and (d) promptly execute and deliver to the Revolving Credit Facility Agent, the mortgage assignments in the form of Exhibit C hereto (the “Mortgage Assignments”) assigning the Agent’s and the Lenders’ interests in the Facilities owned by any Loan Party to the Revolving Credit Facility Agent or amendments to such mortgages to designate the Revolving Credit Facility Agent as agent thereunder, which Pledged Collateral, Termination Statements, Intellectual Property Releases and Mortgage Assignments shall be made without representation, warranty or recourse of any kind.
     7. The Agent and the Lenders will, at the request of the Borrower execute such additional instruments and other writings, and take such other actions, as the Borrower may from time to time reasonably request to effect or evidence the satisfaction of the Obligations and the termination of the Financing Agreement Liens and each Loan Document (other than the Restated Financing Agreements, the Outstanding Warrants, the Registration Rights Agreement and the DSW Registration Rights Agreement) and any instruments executed pursuant thereto, but at the sole cost and expense of the Borrower; provided that this paragraph 7 shall not apply to

(i) the Restated Financing Agreement, the Outstanding Warrants, the Registration Rights Agreement or the DSW Registration Rights Agreement, and (ii) any provisions in the Loan Documents not expressly terminated hereby and which expressly provide for the survival thereof.
     8. This Agreement shall (a) be binding on the Agent, the Lenders, the Borrower, the Guarantors and their respective successors and assigns and (b) inure to the benefit of the Agent, the Lenders, the Borrower, the Guarantors and their respective successors and assigns.
     9. The effectiveness of this Agreement is subject to the conditions precedent that the Agent shall have received (a) full payment in respect of all of the Prepaid Obligations by wire transfer of immediately available funds pursuant to the instructions set forth in Schedule A and Schedule B attached hereto, (b) counterparts of this Agreement, duly executed by the Borrower, the Guarantors, the Agent and the Lenders, (c) a copy of the Third Amended and Restated Senior Loan Agreement — Cerberus, and the Third Amended and Restated Senior Loan Agreement — SSC, in each case in the form of Exhibit A hereto and executed by the Borrower and the relevant Lender, (d) the stock pledge by RVI, in favor of Cerberus and the stock pledge in favor of SSC, respectively, as a holder of Outstanding Warrants, pledging as collateral for the obligation of RVI to deliver shares of stock of DSW upon exercise of the Outstanding Warrants for shares of stock of DSW, the number of shares of stock of DSW into which the Outstanding Warrants may be exercised, substantially in the form of Exhibit D hereto, duly executed by RVI, accompanied by stock certificates representing such pledged shares and corresponding stock powers executed in blank, and (e) an Account Control Agreement with National City Bank and each Lender, in each case reasonably acceptable to such Lender, with respect to the account of the Borrower at National City Bank into which it has placed the cash deposit in an amount equal to the remaining balance of the Loan owing to each Lender securing the Loan outstanding under the Restated Financing Agreements, as required pursuant thereto, duly executed by the Borrower, the Bank and such Lender.
     10. The Loan Parties hereby jointly and severally agree to pay all costs and expenses in connection with the preparation, execution, delivery, filing and recording of this Agreement, the notification and release documents executed in furtherance hereof, and the performance of any other acts and the execution of any other documents required to effect the release of any Financing Agreement Liens, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.
     11. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

     12. This Agreement shall be governed by and construed in accordance with the law of the State of New York.
     13. THE AGENT, THE LENDERS, THE BORROWER AND THE GUARANTORS HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first written above.

VALUE CITY DEPARTMENT STORES LLC, an Ohio limited liability company
By:	/s/ James A. McGrady
	Name:	James A. McGrady
	Title:	Vice President

GRAMEX RETAIL STORES, INC., a Delaware corporation
By:	/s/ James A. McGrady
	Name:	James A. McGrady
	Title:	Chief Financial Officer

FILENE’S BASEMENT, INC., a Delaware corporation
By:	/s/ James A. McGrady
	Name:	James A. McGrady
	Title:	Chief Financial Officer

VALUE CITY OF MICHIGAN, INC., a Michigan corporation
By:	/s/ James A. McGrady
	Name:	James A. McGrady
	Title:	Chief Financial Officer

GB RETAILERS, INC., a Delaware corporation
By:	/s/ James A. McGrady
	Name:	James A. McGrady
	Title:	Chief Financial Officer

J.S. OVERLAND DELIVERY, INC. a Delaware corporation
By:	/s/ James A. McGrady
	Name:	James A. McGrady
	Title:	Chief Financial Officer

VALUE CITY DEPARTMENT STORES SERVICES, INC. a Delaware corporation
By:	/s/ James A. McGrady
	Name:	James A. McGrady
	Title:	Chief Financial Officer

RETAIL VENTURES, INC. an Ohio corporation
By:	/s/ James A. McGrady
	Name:	James A. McGrady
	Title:	Chief Financial Officer

RETAIL VENTURES JEWELRY, INC. an Ohio corporation
By:	/s/ James A. McGrady
	Name:	James A. McGrady
	Title:	Chief Financial Officer

RETAIL VENTURES SERVICES, INC. an Ohio corporation
By:	/s/ James A. McGrady
	Name:	James A. McGrady
	Title:	Chief Financial Officer

RETAIL VENTURES IMPORTS, INC. (formerly known as VC Acquisition, Inc.), an Ohio corporation
By:	/s/ James A. McGrady
	Name:	James A. McGrady
	Title:	Chief Financial Officer

RETAIL VENTURES LICENSING, INC. a Delaware corporation
By:	/s/ James A. McGrady
	Name:	James A. McGrady
	Title:	Chief Financial Officer

AGENT AND LENDER: CERBERUS PARTNERS, L.P., a Delaware limited partnership, on behalf of itself and its affiliate assigns By: CERBERUS ASSOCIATES, L.L.C.
By:	/s/ Lenard Tessler
	Name:	Lenard Tessler
Title:

LENDER: SCHOTTENSTEIN STORES CORPORATION, a Delaware corporation
By:	/s/ Irwin A. Bain
	Name:	Irwin A. Bain
	Title:	Senior Vice President and General Counsel

Schedule A
Wire Instructions
Cerberus Partners, L.P.

Bank:	Citibank, N.A., New York, New York

ABA# :	021000089

Account Name:	Cerberus Partners, L.P.

Account #:	37839889

Attention:	Robert Gadigan

Reference:	Value City

Schedule B
Wire Instructions
Schulte Roth & Zabel LLP

Name of Bank:	Citibank N.A. 111 Wall Street New York, New York 10043

ABA No.:	021000089

Account Name:	Schulte Roth & Zabel LLP Attorney Business Account

Account No.:	37242839

Reference:	014951.0296

Schedule C
UCC Financing Statements to be terminated — Attached

Schedule D
Stock Certificates
Copies Attached

Exhibit A
Form of Third Amended and Restated Senior Loan Agreement

Exhibit B
Intellectual Property Releases
Attached

Exhibit C
Mortgage Assignments
As determined among SRZ and counsel to National City

Exhibit D
Form of Pledge Agreement